SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement	[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

Martha Stewart Living Omnimedia, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

The Board of Directors recommends a vote FOR:

1.	The election to the Board of Directors of the 6 nominees named below:

Nominees: 01 Arthur C. Martinez 02 Darla D. Moore 03 Sharon L. Patrick 04 Naomi O. Seligman 05 Martha Stewart 06 Jeffrey W. Ubben	The Board Recommends ê FOR all nominees listed ☐	WITHHOLD AUTHORITY to vote for all nominees listed ☐

Instruction: To withhold authority to vote for one or more individual nominees, write the name(s) of such person(s) here:

I consent to future access of the Annual Reports, Proxy Statements, Prospectuses and other communications electronically via the Internet. I understand that the Company may no longer distribute printed materials to me for any future shareholder meetings until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services, LLC, Ridgefield Park, New Jersey, and that costs normally associated with electronic access, such as usage and telephone charges, will be my responsibility.	☐

I PLAN ON ATTENDING THE ANNUAL MEETING	☐

IMPORTANT: Please sign this proxy card exactly as your name or names appears elsewhere on this card. Joint tenants should each sign. When signing as executor, administrator, trustee, guardian or other similar capacity, please give your full title as such. If this signature is by a corporation, a duly authorized officer of the corporation should sign in full the corporation’s name. If the signature is by a partnership, a partner should sign the full partnership name.

Signature	Signature	Date

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Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 5PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/mso		Telephone 1-800-435-6710		Mail
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
MARTHA STEWART LIVING OMNIMEDIA, INC.

     The undersigned hereby appoints Gregory Blatt, James Follo and Lauren Stanich as proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of Common Stock of Martha Stewart Living Omnimedia, Inc. (the “Company”) held of record by the undersigned on April 11, 2003, standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held on June 3, 2003 or at any adjournment or postponement thereof. Receipt of the Notice of the 2003 Annual Meeting of Stockholders and Proxy Statement is hereby acknowledged.

     This proxy, when properly executed, will be voted in the manner directed by you. If you do not give any direction, this Proxy will be voted “FOR” the election of the nominees of the Board of Directors of the Company (the “Board”) and in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting.

     In order for your vote to be submitted by proxy, you must (i) properly complete the telephone or Internet voting instructions or (ii) properly complete and return this proxy in order that in either case, your vote is received no later than 5:00 p.m. Eastern Standard Time on June 2, 2003. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

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